UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2007

DEBT RESOLVE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-29525	33-0889197
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

707 Westchester Avenue, Suite L7 White Plains, New York	10604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 949-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
Richard Rosa resigned as our President and Chief Technology Officer effective December 31, 2007, in order to pursue other opportunities. Mr. Rosa’s duties and responsibilities with respect to technology matters will be handled by Michael A. (Tony) Sakovsky, who has served as our Director of Technology since January 2007. Mr. Sakovsky will become our Vice President of Technology.

Effective December 31, 2007, Alan M. Silberstein resigned from our Board of Directors for personal reasons and to provide a Board seat for a nominee of The Resolution Group Inc., with which we recently signed a strategic partnership, to join our Board following nomination and approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEBT RESOLVE, INC.

Date: January 3, 2008	By:	/s/ James D. Burchetta
James D. Burchetta
Co-Chairman and Chief Executive Officer